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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2005


                            DEEP WELL OIL & GAS, INC.
             (Exact name of Registrant as specified in its Charter)

           Nevada                       0-24012                 13-3087510
(State or other Jurisdiction)         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



        10117 Jasper Avenue, Suite 510, Edmonton, Alberta, Canada T5J 1W8
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (780) 409-8144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

      On October 11, 2005, pursuant to subscription agreements, we closed a private placement to three investors of an aggregate of 3,150,000 units at a price of US$0.40 per unit, for total gross proceeds of US$1,260,000. Each unit consists of one common share and one common share purchase warrant, with each warrant entitling its holder to acquire one share of our common stock at an exercise price of US$0.60 per common share. The exercise price of the warrants will be adjusted from time to time upon the occurrence of certain events, as provided in the warrants. The warrants expire on October 11, 2008. The units were issued pursuant to Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "1933 Act").

      The subscription agreements provide that each holder of units will have "piggy back" registration rights if we file a registration statement under the 1933 Act in connection with an offering of our securities.

      In connection with the private placement, a finder's fee of US$36,000 was paid to Nika Management S.A., resulting in total net proceeds to our company from the private placement of US$1,224,000.

Item 3.02 Unregistered Sales of Equity Securities

        See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

      (a) Financial statements of business acquired.

        Not applicable.

      (b) Pro forma financial information.

        Not applicable.

      (c) Exhibits.

Exhibit
Number                                     Description
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4.1            Form of Subscription Agreement for private placement of units
4.2            Form of Warrant
99.1.          Press Release

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEEP WELL OIL & GAS, INC.

Date:  October 18, 2005
                                      By: /s/ Dr. Horst A. Schmid
                                          --------------------------------------
                                           Name:  Dr. Horst A. Schmid
                                           Title: President

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                                  EXHIBIT INDEX

Exhibit
Number                                     Description
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4.1            Form of Subscription Agreement
4.2            Form of Warrant
99.1.          Press Release